THE SWISS
                                    HELVETIA
                                   FUND, INC.
                                   www.swz.com

                                     A Swiss
                                   Investments
                                      Fund

                          THE SWISS HELVETIA FUND, INC.
                                Executive Offices
                          The Swiss Helvetia Fund, Inc.
                           1270 Avenue of the Americas
                                    Suite 400
                               New York, NY 10020
                                 1-888-SWISS-00
                                 (212) 332-2760
                               http://www.swz.com


Quarterly Report
For the Period Ended
March 31, 2001

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Directors and Officers

Paul Hottinguer
Chairman and
Chief Executive Officer
Eric R. Gabus
Vice Chairman (Non officer)
Alexandre de Takacsy
Director
Claude Frey
Director
Baron Hottinger
Director
Claude Mosseri-Marlio
Director
Didier Pineau-Valencienne*
Director
Stephen K. West, Esq.*
Director
Samuel B. Witt III, Esq.**
Director
Rodolphe E. Hottinger
President and
Chief Operating Officer
Rudolf Millisits
Senior Vice President
Philippe Comby
Vice President
Sharon Kanovsky
Vice President
Edward J. Veilleux
Vice President and Treasurer
Paul R. Brenner, Esq.
Secretary

--------------------------------------------------------------------------------
 * Audit Committee member
** Audit Committee chairman

Investment Advisor
Hottinger Capital Corp.
1270 Avenue of the Americas
Suite 400
New York, New York 10020
(212) 332-7930
Administrator
Investment Company Capital Corp.
Custodian
Swiss American Securities Inc.
Transfer Agent
PFPC,Inc.
P.O. Box 8030
Boston,Massachusetts 02266-8030
(800) 331-1710
Legal Counsel
Paul R. Brenner, Esq. and
Salans Hertzfeld Heilbronn
Christy & Viener
Independent Auditors
Deloitte & Touche LLP



The Investment Advisor

The Fund is managed by Hottinger Capital Corp., which is 100% owned by the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer which was formed in Paris in 1786, and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Geneva and the Bahamas.

Executive Offices
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas
Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

For inquiries and reports:
1-888-SWISS-00 (1-888-794-7700)
Fax (212)332-7931
email: swz@swz.com

Website Address
http://www.swz.com


The Fund
The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

Net Asset Value is calculated daily by 6:00 P.M. (Eastern Standard Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Weekly Net Asset Value is also published in Barron's, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders


Economic Developments
     The most prominent development in the first quarter of 2001 was the U.S. Federal Reserve's ("Fed") decision to cut interest rates three times for a total of 150 basis points. This action was in response to a very abrupt deterioration in economic conditions in the U.S., including a decline in consumer confidence numbers. Despite the favorable monetary conditions engineered by the Fed, both the Manufacturing and the Technology sectors continued to deteriorate. The Fed confirmed what we mentioned in our last annual report -- that significant over-capacity was present in the U.S. economy and that it would take some time to absorb it. This situation has led to a low utilization of assets and to a deflationary adjustment in the pricing of goods in order to facilitate inventory reductions. In the face of diminishing profitability, corporations put their investment programs on hold, reduced their production output and began rapid cost cutting efforts, which included layoffs. The situation was very similar in Europe. However, deflation of financial assets compounded by the heavy load of the telecom debt has not yet materialized in a sharp economic slowdown.


The Swiss Economy
     The Swiss National Bank ("SNB"), unlike the European Central Bank, made a move to reduce short-term rates. It cut its proposed trading range for the benchmark 3 month LIBOR (London Inter Bank Offered Rate) by 25 basis points to 2.75%-3.75%. The SNB explained that economic uncertainty had risen and that the economic slowdown would probably be steeper than had been anticipated. The SNB had projected an annual GDP growth of 2.2% for 2001. On the other side, inflation has remained below 2% so far this year and the risk of it spiraling above that level was seen as being very low.

     The state of the Swiss economy is still looking healthy with domestic demand fairly strong and exports increasing by 2.1% in volume in February, following an increase of 13.5% in January. Business surveys showed good figures for January, confirming that the slowdown in industry did not accelerate late last year or in the beginning of this year. Industrial output moderated in the last quarter of 2000 (5% growth compared to 7.7% growth in the third quarter of 2000). The producer price index recorded a drop of 0.2% in February, month-over-month, and an


SWISS INTEREST RATES
                                [GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                             10 Years
                          Government Bond     Libor 3 months
                        -------------------   --------------
12/29/00                      3.473               3.37
1/2/01                        3.473               3.3483
1/3/01                        3.387               3.3233
1/4/01                        3.381               3.305
1/5/01                        3.351               3.3533
1/8/01                        3.348               3.3217
1/9/01                        3.402               3.3867
1/10/01                       3.389               3.3983
1/11/01                       3.364               3.3583
1/12/01                       3.407               3.4167
1/15/01                       3.41                3.425
1/16/01                       3.429               3.4117
1/17/01                       3.448               3.4083
1/18/01                       3.443               3.4017
1/19/01                       3.459               3.4183
1/22/01                       3.492               3.43
1/23/01                       3.476               3.4483
1/24/01                       3.489               3.4383
1/25/01                       3.492               3.4517
1/26/01                       3.465               3.435
1/29/01                       3.461               3.44
1/30/01                       3.443               3.4567
1/31/01                       3.426               3.42
2/1/01                        3.4                 3.3983
2/2/01                        3.398               3.4233
2/5/01                        3.381               3.4267
2/6/01                        3.358               3.4575
2/7/01                        3.395               3.4883
2/8/01                        3.429               3.4983
2/9/01                        3.415               3.505
2/12/01                       3.404               3.495
2/13/01                       3.407               3.4767
2/14/01                       3.429               3.475
2/15/01                       3.468               3.4683
2/16/01                       3.455               3.4933
2/19/01                       3.454               3.5117
2/20/01                       3.474               3.51
2/21/01                       3.503               3.515
2/22/01                       3.527               3.5183
2/23/01                       3.512               3.4983
2/26/01                       3.522               3.5
2/27/01                       3.49                3.4767
2/28/01                       3.484               3.4283
3/1/01                        3.445               3.4167
3/2/01                        3.42                3.4233
3/5/01                        3.441               3.425
3/6/01                        3.428               3.4467
3/7/01                        3.413               3.4467
3/8/01                        3.367               3.4533
3/9/01                        3.374               3.4667
3/12/01                       3.363               3.4883
3/13/01                       3.382               3.4317
3/14/01                       3.341               3.425
3/15/01                       3.343               3.4133
3/16/01                       3.314               3.4217
3/19/01                       3.346               3.4417
3/20/01                       3.359               3.45
3/21/01                       3.329               3.4383
3/22/01                       3.214               3.4367
3/23/01                       3.232               3.325
3/26/01                       3.24                3.3317
3/27/01                       3.201               3.325
3/28/01                       3.235               3.3467
3/29/01                       3.278               3.35
3/30/01                       3.274               3.325

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

increase of 0.6% in year-over-year terms. The impact of lower import prices, due to a drop in oil prices, was evident. However, even without the oil effect, import price inflation fell from 2.7% in January, year-over-year, to 1.1% in February.

     Indicators for new orders and industrial production were weaker in February. Nonetheless, the leading economic indicators point toward a moderate rather than an abrupt slowdown in the economy. The inverted yield curve indicates a reduction in GDP growth but the spread between long term and money market interest rates, although negative, is still narrow.


Currency
     The price of the Swiss franc in euros was very stable in spite of the recent slight divergence in monetary policy between the SNB and the European Central Bank. The value of the Swiss franc in U.S. dollar terms declined about 8% despite the sharp slowdown in the U.S. economy and the reduction of the differential in short term rates in favor of the Swiss currency. Market expectations could be that the U.S. economy will recover sooner rather than later or that real GDP growth will be higher in the U.S. than in Europe and Switzerland. The main reason for this scenario would be that the European Central Bank in maintaining a high level of interest rates could, down the road, create deflation and imperil economic growth. So, even though the European Central Bank is trying to prop up the euro, the net result so far is a weakening of the currency.

     Management believes that it is the weakness of the euro that is giving the U.S. dollar its strength during this time of economic slowdown in the U.S. As the economy slows down we can expect a reduction in productivity, making the U.S. economy somewhat less competitive, which would reflect in a downward adjustment of the U.S. dollar.


The Swiss Stock Market in Review
     The first quarter of 2001 was very difficult for equity investing in almost all the major markets. The Swiss market was one of the weaker performers in Europe, after a very strong year 2000, with a decline of 11.90% in local currency and 17.72% in U.S. dollars terms. One of the main drivers of the pressure on the Swiss Performance Index ("SPI") was


EXCHANGE RATES
                                [GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Swiss Franc vs US Dollar           Swiss Franc vs Euro
         ------------------------           -------------------
12/29/00         0.6207                          0.6587
1/1/01           0.6207                          0.6588
1/2/01           0.6257                          0.6576
1/3/01           0.6129                          0.661
1/4/01           0.6236                          0.6563
1/5/01           0.6258                          0.6532
1/8/01           0.6213                          0.6562
1/9/01           0.6195                          0.6565
1/10/01          0.6141                          0.6548
1/11/01          0.6199                          0.6512
1/12/01          0.6177                          0.6494
1/15/01          0.6116                          0.6492
1/16/01          0.6122                          0.6497
1/17/01          0.6087                          0.6507
1/18/01          0.6173                          0.6544
1/19/01          0.6105                          0.6535
1/22/01          0.6129                          0.6532
1/23/01          0.6107                          0.6527
1/24/01          0.603                           0.6537
1/25/01          0.6054                          0.6555
1/26/01          0.6057                          0.6549
1/29/01          0.6033                          0.658
1/30/01          0.6073                          0.6558
1/31/01          0.6115                          0.6531
2/1/01           0.6123                          0.6522
2/2/01           0.6081                          0.6491
2/5/01           0.6099                          0.6503
2/6/01           0.6043                          0.6492
2/7/01           0.6042                          0.6508
2/8/01           0.5986                          0.6523
2/9/01           0.6021                          0.6514
2/12/01          0.6047                          0.6494
2/13/01          0.5992                          0.6511
2/14/01          0.5987                          0.6521
2/15/01          0.5911                          0.6535
2/16/01          0.5963                          0.6517
2/19/01          0.5994                          0.6503
2/20/01          0.5936                          0.6512
2/21/01          0.5929                          0.6521
2/22/01          0.59                            0.6523
2/23/01          0.5973                          0.651
2/26/01          0.5925                          0.6507
2/27/01          0.596                           0.6501
2/28/01          0.5994                          0.6486
3/1/01           0.6058                          0.651
3/2/01           0.608                           0.6496
3/5/01           0.6051                          0.6518
3/6/01           0.6064                          0.6496
3/7/01           0.6035                          0.6492
3/8/01           0.6057                          0.6492
3/9/01           0.605                           0.6482
3/12/01          0.6036                          0.65
3/13/01          0.5944                          0.6496
3/14/01          0.5922                          0.6498
3/15/01          0.5834                          0.6502
3/16/01          0.585                           0.6516
3/19/01          0.5863                          0.6518
3/20/01          0.5924                          0.6513
3/21/01          0.5848                          0.6522
3/22/01          0.5802                          0.6526
3/23/01          0.5811                          0.653
3/26/01          0.5838                          0.6512
3/27/01          0.5822                          0.6517
3/28/01          0.579                           0.6535
3/29/01          0.5789                          0.6556
3/30/01          0.5738                          0.6546

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

the asset allocation shift sparked by the reduction in interest rates in the United States. With lower interest rates, equity risk premiums are heading down and risk tolerance is increasing. Defensive stocks, entering the year with higher than historical valuation premiums compared to the rest of the market, have been the target of significant sell-offs. The so-called value stocks, which tend to be more cyclical in nature, have benefited from recent inflows of funds. This has had a significant impact on the SPI, which is composed mainly of defensive stocks, with healthcare and the insurance stocks affected the most. On the other hand, bank stocks benefited from an expectation of lower interest rates and more liquid capital markets.

     Large caps performed the worst during the first quarter as indicated in the graph above due to their defensive nature. The performance of mid and small cap stocks is more difficult to grasp. Management mentioned in the 2000 annual report that trading volume in this segment of the market is often very erratic due to the impact of large international portfolios and, especially, growth oriented portfolios, as they trade in and out of these sectors. This has been the case in the first quarter of 2001. The international investor was much less active, therefore trading volume has dropped dramatically. A much lower percentage of market capitalizations have been changing hands during the first quarter, leading to wild swings in prices. "Growth" stocks in the Medical-Technology, High Tech, and Asset Management sectors were the most affected due to the perceived


PERFORMANCE OF
SPI, SPI LARGE CAPS, SPI MID AND SMALL CAPS
(12/29/00 TO 3/31/01)
                                [GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Large Caps -14.15
Mid and Small Caps -8.57
SPI Index 11.87

         SPI Index         Mid and Small Caps        Large Caps
         ---------         ------------------        ----------
12/29/00    100                100                      100
1/3/01      100                101                      98
1/4/01      100                102                      98
1/5/01      99                 101                      96
1/8/01      98                 101                      96
1/9/01      98                 101                      96
1/10/01     97                 101                      95
1/11/01     97                 101                      95
1/12/01     97                 102                      94
1/15/01     97                 102                      95
1/16/01     97                 102                      95
1/17/01     99                 103                      96
1/18/01     98                 104                      95
1/19/01     97                 104                      94
1/22/01     98                 103                      95
1/23/01     97                 102                      95
1/24/01     98                 103                      96
1/25/01     99                 103                      96
1/26/01     99                 103                      97
1/29/01     99                 103                      97
1/30/01     99                 103                      97
1/31/01     99                 103                      97
2/1/01      98                 103                      96
2/2/01      99                 103                      96
2/5/01      99                 103                      97
2/6/01      100                103                      97
2/7/01      99                 103                      97
2/8/01      98                 103                      96
2/9/01      98                 102                      96
2/12/01     98                 102                      95
2/13/01     98                 102                      95
2/14/01     97                 101                      94
2/15/01     97                 102                      95
2/16/01     96                 101                      93
2/19/01     96                 100                      94
2/20/01     95                 100                      93
2/21/01     95                 100                      92
2/22/01     95                 98                       92
2/23/01     94                 98                       92
2/26/01     95                 99                       92
2/27/01     95                 98                       93
2/28/01     95                 98                       93
3/1/01      93                 95                       91
3/2/01      93                 95                       91
3/5/01      93                 96                       91
3/6/01      94                 97                       92
3/7/01      94                 97                       91
3/8/01      93                 97                       91
3/9/01      93                 96                       90
3/12/01     91                 95                       89
3/13/01     91                 95                       88
3/14/01     89                 93                       86
3/15/01     89                 92                       87
3/16/01     87                 91                       85
3/19/01     86                 91                       84
3/20/01     87                 91                       84
3/21/01     85                 89                       83
3/22/01     80                 86                       77
3/23/01     82                 88                       79
3/26/01     86                 90                       83
3/27/01     86                 91                       83
3/28/01     86                 91                       83
3/29/01     86                 90                       84
3/30/01     88                 91                       86




--------------------------------------------------------------------------------
Swiss Performance Index
Sector Performance in Swiss Franc (12/31/00-3/31/01)
--------------------------------------------------------------------------------

 SWISS PERFORMANCE INDEX                        (11.90)%
--------------------------------------------------------------------------------
 Utilities                                       (0.50)%
 Foods                                           (4.30)%
 Banks                                           (4.33)%
 Building Industry                               (7.25)%
 Machinery                                       (7.31)%
 Miscellaneous Services                          (7.65)%
 Retailing                                      (11.14)%
 Healthcare/Chemical                            (12.36)%
 Other Industries                               (19.10)%
 Transportation                                 (20.36)%
 Electronics & Electrical Engineering           (21.56)%
 Insurance                                      (24.80)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

larger down side risk for their earnings in a slowing economic environment. The more numerous regional mid caps with domestic shareholder bases have not been affected to the same extent. This has helped the SPI Mid and Small Cap indices to outperform the SPI.

     The Swiss Helvetia Fund was penalized by its exposure to the large cap defensive sector on one side and to the mid cap growth sector on the other. This happened despite the fact that Management did some portfolio re-balancing to take into account the change in the economic environment induced by the Fed's rate cuts. The portfolio changes increased diversification in the Fund.

     2000 earnings and management comments on the 2001 outlook were somewhat of a mixed bag. Among the large caps, several sizable disappointments have been registered, especially by Zurich Financial Services, ABB and Roche. The guidance given for 2001 has been very cautious as well for those companies. On the other side Novartis, UBS, Credit Suisse and Nestle have posted upside surprises. In the mid cap segment the bad news came from Sairgroup, Gretag Imaging, Mikron (where the Fund does not have any exposure), Swisslog and Vontobel.


Corporate Actions
     Nestle agreed to buy Ralston Purina, the U.S. pet foods producer for $10.3 billion in order to reinforce its higher growing business area and to set itself up to become the world's biggest player in the estimated $25 billion a year pet foods business. ABB, in addition to a reorganization of its operating structure into end market business as opposed to a product orientation, has announced a buy back of up to six million shares representing 2% of its capital.


Swiss Market Perspectives
     Very positive news for shareholders in Swiss companies was a change in legislation that took place during the quarter, allowing companies to reduce the minimal nominal value of their shares to one cent, i.e. one rappen or 1/100 of one franc. That will lead to smaller trading units, making stocks more attractive to smaller investors and potentially enlarging the base of interest. Many companies have already announced stock splits. Among them Novartis (40 for one) and UBS (3 for one).




--------------------------------------------------------------------------------
Performance year to date through March 31, 2001
--------------------------------------------------------------------------------

 The Swiss Helvetia Fund
--------------------------------------------------------------------------------
 Net Asset ValueSwiss Franc                     (13.42)%
--------------------------------------------------------------------------------
 Net Asset Value U.S.Dollar                     (19.14)%
--------------------------------------------------------------------------------
 Swiss Performance Index
--------------------------------------------------------------------------------
 Swiss Franc                                    (11.90)%
--------------------------------------------------------------------------------
 U.S.Dollar                                     (17.72)%
--------------------------------------------------------------------------------
 The Swiss Helvetia Fund
--------------------------------------------------------------------------------
 Market Price Swiss Franc                        (9.54)%
--------------------------------------------------------------------------------
 Market Price U.S.Dollar                        (15.52)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                               THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (continued)

     According to Management's earnings expectations, the Swiss market currently trades at a price earnings multiple of 19 times 2000 earnings and 17 times forecasted 2001 earnings. Even if the market should register no earnings growth in 2001, its current valuation bears an equity risk premium of 2%. Despite the very difficult macro economic conditions, this should provide downside protection to the market and allow it to rebound as the global economy ceases to deteriorate. The problem the financial markets have to deal with is misallocation of capital during the year 1999 and early 2000, and a high level of debt on the corporate and consumer side.

     The strategy of the Fund has been to be more neutral in terms of sector weightings (due to economic uncertainty) and to focus on a stock picking approach, with priority given to "value" and "under valued growth" stocks. Management prefers this investment stance to a sector rotation strategy that might offer more immediate gratification but would also expose the Fund to higher volatility.

     The main criteria for the Fund's stock selection approach is the creation of sustainable shareholder value. Companies with a comprehensive long term strategy, with visionary management with a good track record in good and bad economic conditions, and which are active in expanding addressable markets, are the ones Management concentrates its research efforts on.


Market Outlook

U.S.
     The need to de-leverage the U.S. economy (to restore the balance sheets of corporations and to reduce consumer debt) will delay the positive impact of the Fed rate cuts and put pressure on corporate and consumer spending. The Fed funds rate is still high, especially looking at the very low potential for increased inflation. Further cuts are therefore expected.


Europe
     On the positive side, the continent did not have the same over-investment in Technology as in the U.S., and fewer households have equity investments. Euroland appears to be a big closed economy (exports being equal to only 15% of GDP) and tax cuts have already been implemented.

     On the negative side, if a major slowdown in world trade is in the works, (slower U.S. activity, weakening Taiwanese and Korean exports, and continuing weakness in Japan), Europe will be affected, especially European corporations, since a large number of them recently purchased U.S. assets. For the stock markets the major risk is complacency in terms of earnings expectations. Some estimates for European companies still appear on the high side.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Letter to Stockholders (concluded)


Stock Repurchase Program
     During the first quarter of 2001, the Fund repurchased 308,500 shares, at an average price of $14.63 and an average discount of 17.87%. This program has enhanced stockholders value by $967,760. During the same period, the discount was between 12.95% and 19.76% finishing the quarter at 15.46%.




Sincerely,

/S/ PAUL HOTTINGUER
    ---------------
    Paul Hottinguer
    Chairman and Chief Executive Officer


/S/ RODOLPHE HOTTINGER
    ------------------
    Rodolphe Hottinger
    President and Chief Operating Officer

May 9, 2001

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments                                           March 31, 2001
(Unaudited)

                                                  Percent
 No. of                                           of Net
 Shares        Security                  Value    Assets
--------------------------------------------------------------------------------


Common Stocks -- 93.79%

Banks -- 15.01%

 2,081 Bank Sarasin & Co.
       Registered Shares            $ 5,156,333      1.48%
       Specializes in investment
       advisor services and
       portfolio management for
       private and institutional
       customers in Europe.(1)
       (cost $1,774,473)

 3,600 Banque Cantonale Vaudoise
       Bearer Shares                  1,147,171      0.33
       Attracts deposits and offers
       real estate mortgages and
       commercial loans as well as
       investment counseling and
       portfolio management.(1)
       (cost $1,227,323)

107,000 Credit Suisse Group
       Registered Shares             18,836,291      5.40
       A global operating financial
       group.(1,3)
       (cost $6,828,597)

   550 Julius Baer Holdings AG
       Bearer Shares                  2,456,206      0.70
       Banking group specializing
       in asset management,
       investment consulting and
       securities trading.(1)
       (cost $607,255)

 1,500 Oz Holding
       Bearer Shares                  1,594,733      0.46
       Provides brokerage and
       banking services,
       specializing in Swiss
       futures and options.
       (cost $1,365,178)


                                                  Percent
 No. of                                           of Net
 Shares        Security                  Value    Assets
--------------------------------------------------------------------------------

Banks -- (continued)

145,000 UBS Ltd.
       Registered Shares           $ 20,846,779      5.98%
       Product of the merger of
       Basel-based Swiss Bank Corp.
       and Zurich-based Union Bank
       of Switzerland. The group
       operates globally and has
       three core business units:
       UBS Switzerland, UBS Asset
       Management and UBS
       Warburg.(1,3)
       (cost $8,314,606)

 1,324 Vontobel Holding AG
       Bearer Shares                  2,288,809      0.66
       Provides investment, banking
       and consulting services to
       private and institutional
       customers.(1)
       (cost $2,422,303)
                                     ----------     -----
                                     52,326,322     15.01

Biotechnology -- 2.10%

 7,500 Actelion Ltd.
       Registered Shares              2,312,147      0.66
       Develops and markets
       synthetic small-molecule
       drugs against diseases
       related to the
       endothelium.(1)
       (cost $1,922,625)

 6,200 Serono SA
       Bearer Shares                  5,001,729      1.44
       Develops and markets
       biotechnology products.(1)
       (cost $4,495,858)
                                     ----------     -----
                                      7,313,876      2.10

--------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (continued)                               March 31, 2001
(Unaudited)

                                                  Percent
 No. of                                           of Net
 Shares        Security                  Value    Assets
--------------------------------------------------------------------------------

Common Stocks -- (continued)

Chemicals -- 1.91%

 1,000 Bachem AG
       Registered Shares            $ 1,313,818      0.38%
       Produces bulk peptides which
       are used in the
       manufacturing of drugs and
       for research purposes.(1)
       (cost $1,980,583)

 9,700 Clariant Ltd.
       Registered Shares              2,643,829      0.76
       Specializes in color
       chemistry and manufactures a
       range of dyestuffs,
       pigments, chemicals,
       additives and master batches
       for the textile, paper,
       leather, plastics, synthetic
       fibers and paint
       industries.(1)
       (cost $3,078,385)

 2,250 Gurit-Heberlein AG
       Bearer Shares                  2,034,257      0.58
       European market leader for
       wind screen bonding systems,
       ski based and optically pure
       thermoplastic sheeting for
       the auto industry.(1)
       (cost $2,223,639)

 2,523 Sika Finanz Ltd.
       Bearer Shares                    673,856      0.19
       Leading producer of
       construction chemicals.(1)
       (cost $614,614)
                                     ----------     -----
                                      6,665,760      1.91

Electrical Engineering & Electronics -- 12.64%

155,500 ABB Ltd.
       The holding company for ABB   11,290,192      3.24
       Group which is one of the
       largest electrical
       engineering firms in the
       world.(2,3)
       (cost $11,166,643)



                                                  Percent
 No. of                                           of Net
 Shares        Security                  Value    Assets
--------------------------------------------------------------------------------

Electrical Engineering & Electronics -- (continued)

97,152 Ascom Holding AG
       Bearer Shares                $ 6,060,104      1.74%
       Manufactures
       telecommunications service
       automation equipment and
       systems, as well as power
       systems.(1,3)
       (cost $6,751,808)

 4,055 Belimo Automation AG
       Registered Shares              1,729,111      0.50
       World market leader in
       damper and volume control
       actuators for ventilation
       and air conditioning
       equipment.(1)
       (cost $1,259,329)

 4,800 Disetronic Holding Ltd.
       Registered Shares              3,471,246      1.00
       Develops, manufactures and
       markets infusion (insulin
       pumps) and injection
       systems.(1)
       (cost $4,132,588)

14,400 Kaba Holding AG
       Registered Shares              3,153,164      0.90
       Provides mechanical and
       electronic security
       systems.(1)
      (cost $4,108,459)

 1,150 Kudelski SA
       Bearer Shares                    860,810      0.25
       Designs, produces and
       distributes equipment under
       the `Nagra' brand name for
       professional data display in
       audio and video
       applications.(1)
       (cost $1,227,377)

 6,000 Leica Geosystems
       Registered Shares              1,376,052      0.39
       Manufactures surveying and
       mapping equipment, and
       produces devices that
       capture and process spatial
       data.(1)
       (cost $1,657,638)

--------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (continued)                               March 31, 2001
(Unaudited)


                                                  Percent
 No. of                                           of Net
 Shares        Security                  Value    Assets
--------------------------------------------------------------------------------

Common Stocks -- (continued)

Electrical Engineering & Electronics -- (continued)

 8,255 Logitech International SA
       Registered Shares            $ 1,893,218      0.54%
       Manufactures personal
       computer input devices, as
       well as producing
       trackballs, desktop
       publishing programs, and
       related software.(1)
       (cost $1,247,541)

   608 Phonak Holding Ltd.
       Registered Shares              1,811,317      0.52
       Designs and produces
       wireless analog and digital
       hearing aids and
       miniaturized voice
       communications systems.(1)
       (cost $1,842,863)

 4,000 Saia-Burgess Electronics Holding AG
       Registered Shares              1,475,164      0.42
       Develops and produces
       switches, motors and
       programmable control
       devices. The company's
       products are mainly used in
       the automobile, heating &
       air conditioning and
       telecommunications
       industries.(1)
       (cost $975,888)

 6,285 Schaffner Holding Ltd.
       Registered Shares              1,756,497      0.50
       Develops, manufactures and
       markets electrical
       components and test
       equipment in the area of EMC
       (Electro Magnetic
       Compatability).
       (cost $1,814,360)

 5,800 Swisslog Holding, AG
       Registered Shares              1,545,753      0.44
       Provides turnkey delivery of
       automated material handling
       systems, storage, order
       picking and transport
       systems. Delivers its
       systems to production,
       distribution and service
       companies throughout
       Europe.(1)
      (cost $464,077)



                                                  Percent
 No. of                                           of Net
 Shares        Security                  Value    Assets
--------------------------------------------------------------------------------

Electrical Engineering & Electronics -- (continued)

 6,768 Tecan Group, Ltd.
       Registered Shares            $ 5,752,449      1.65%
       Manufactures and distributes
       components and complete
       solutions for the automation
       of laboratory
       processes.(1,3)
       (cost $4,094,865)

 1,800 The Swatch Group Ltd.
       Bearer Shares                  1,872,191      0.55
       Manufactures watches, watch
       components and
       microelectronics. Produces
       machine tools for
       scientific, medical and
       industrial use.(1)
       (cost $1,212,326)
                                     ----------     -----
                                     44,047,268     12.64

Food & Luxury Goods -- 12.85%

   300 Lindt & Sprungli AG
       Registered Shares              1,644,001      0.47
       Major manufacturer of
       premium Swiss chocolates.(1)
       (cost $1,196,399)

20,700 Nestle Ltd.
       Registered Shares             43,143,886     12.38
       Largest food and beverage
       processing company in the
       world.(1,2,3)
       (cost $12,427,540)
                                     ----------     -----
                                     44,787,887     12.85

Insurance -- 10.97%

 3,000 Baloise Holding AG
       Registered Shares              3,025,239      0.87
       Medium-sized insurer active
       in all sectors of
       insurance.(1)
       (cost $169,640)

--------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (continued)                               March 31, 2001
(Unaudited)

                                                  Percent
 No. of                                           of Net
 Shares        Security                  Value    Assets
--------------------------------------------------------------------------------

Common Stocks -- (continued)

Insurance -- (continued)

 3,000 Helvetia Patria Holding
       Registered Shares            $ 2,765,933      0.79%
       Provides a broad range of
       life, casualty, liability
       accident, and transportation
       insurance programs.(1)
       (cost $2,753,299)

10,050 Swiss Reinsurance Company
       Registered Shares             20,211,191      5.80
       Second largest reinsurance
       company in the world.(1,3)
       (cost $9,998,827)

 5,200 Swiss Life
       Registered Shares              3,595,713      1.03
       A financial services company
       that provides life
       insurance, institutional
       investment management and
       private banking through
       Banca del Gottardo and
       STG.(1)
       (cost $4,142,382)

26,300 Zurich Allied
       Registered Shares              8,638,354      2.48
       A multi-line insurance
       company whose core business
       units are non-life and life
       insurance, reinsurance, and
       asset management.(1,3)
       (cost $4,268,104)
                                     ----------     -----
                                     38,236,430     10.97

Machinery -- 2.47%

 3,650 Esec Holding AG
       Registered Shares                788,723      0.23
       Manufactures automatic
       assembly equipment for the
       semiconductor industry.(1)
       (cost $864,154)


                                                  Percent
 No. of                                           of Net
 Shares        Security                  Value    Assets
--------------------------------------------------------------------------------

Machinery -- (continued)

 2,650 Schindler Holding AG
       Registered Shares            $ 3,672,496      1.05%
       One of the world's largest
       elevator companies and a
       leading Swiss machinery
       enterprise.(1)
       (cost $3,574,267)

 2,700 Swiss Industrial Holding Ltd.
       Registered Shares              1,436,038      0.41
       Holding company for
       industrial machinery and
       automated equipment
       manufacturers.(1)
       (cost $1,772,584)

 4,200 Sulzer AG
       Registered Shares              2,703,354      0.78
       Manufactures and sells
       industrial equipment,
       machinery, and medical
       devices.(1)
       (cost $2,891,059)
                                     ----------     -----
                                      8,600,611      2.47

Miscellaneous Industries -- 2.01%

   750 Daetwyler Holding Inc.
       Bearer Shares                  1,136,626      0.33
       Manufactures cable, rubber
       and plastic products, steel
       tubing, pharmaceutical
       packaging and industrial
       components.(1)
       (cost $1,249,175)

 2,000 Huber & Suhner AG
       Registered Shares              1,221,620      0.35
       Manufactures a wide range of
       products, extending from
       cables for energy and
       electrical transmission to
       special products such as
       rubber.(1)
       (cost $524,105)

--------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (continued)                               March 31, 2001
(Unaudited)


                                                  Percent
 No. of                                           of Net
 Shares        Security                  Value    Assets
--------------------------------------------------------------------------------


Common Stocks -- (continued)

Miscellaneous Industries -- (continued)

15,000 Komax Holding AG
       Registered Shares            $ 1,201,452      0.34%
       Seller of wire processing
       machines. Most important
       markets are the car
       industry, household
       appliance industry,
       telecommunication industry
       as well as the electronics
       industry.(1)
       (cost $589,052)

 5,600 Phoenix Mecano AG
       Bearer Shares                  2,742,883      0.79
       Leading Swiss packaging
       manufacturer for the
       mechanical engineering and
       electronics industry.(1)
       (cost $3,218,074)

 4,400 Unaxis Holdings Ltd.
       Registered Shares                709,923      0.20
       Provider of systems and IT
       services, including
       semiconductors, data storage
       and displays, as well as
       surface technology and space
       applications.(1)
       (cost $1,031,796)
                                     ----------     -----
                                      7,012,504      2.01

Miscellaneous Medical Services -- 0.54%

   546 Galenica Holding Ltd.
       Manufactures and distributes
       prescription and
       over-the-counter drugs,
       toiletries and hygiene
       products.(1)
       (cost $490,462)
                                        409,012      0.12

 1,800 Unilabs SA
       Registered Shares              1,452,115      0.42
       Provides clinical laboratory
       testing services in Europe.(1)
       (cost $1,420,719)
                                     ----------     -----
                                      1,861,127      0.54



                                                  Percent
 No. of                                           of Net
 Shares        Security                  Value    Assets
--------------------------------------------------------------------------------

Miscellaneous Services -- 2.82%

 6,200 Adecco SA
       Bearer Shares                $ 3,243,978      0.93%
       Leading personnel and
       temporary employment
       company.(1)
       (cost $1,902,171)

 1,800 Compagnie Financiere Richemont AG
       Bearer Shares                  4,044,140      1.16
       Investment company with
       principal interests in
       luxury goods and tobacco.(1)
       (cost $1,500,228)

 2,100 SGS Societe Generale de
       Surveillance Holding Ltd.
       Registered Shares              2,544,831      0.73
       Provides a variety of
       industrial inspection,
       analysis, testing and
       verification services
       worldwide.(1)
       (cost $2,768,008)
                                     ----------     -----
                                      9,832,949      2.82

Pharmaceuticals -- 27.74%

39,500 Novartis AG
       Registered Shares             61,660,424     17.69
       Life science group created
       by the consolidation of
       Sandoz and Ciba-Geigy.
       Manufactures health care
       products for use in a broad
       range of medical fields, as
       well as agricultural
       products. The second largest
       pharmaceutical entity in the
       world.(3)
       (cost $21,636,239)

 4,860 Roche Holdings Ltd.
       Dividend Rights Certificates  35,006,339     10.05
       Worldwide pharmaceutical
       company.(1,2,3)
       (cost $10,912,129)
                                     ----------     -----
                                     96,666,763     27.74

--------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Schedule of Investments (concluded)                               March 31, 2001
(Unaudited)

                                                  Percent
 No. of                                           of Net
 Shares        Security                  Value    Assets
--------------------------------------------------------------------------------

Common Stocks -- (concluded)

Retailers -- 1.15%

13,000 Charles Voegele Holding AG
       Manufactures and markets a    $1,427,049      0.41%
       variety of clothing items
       for men, women and children.
       Operates approximately 385
       retail stores in
       Switzerland, Germany,
       Austria and Benelux
       region.(1)
       (cost $2,008,189)

 1,900 Jelmoli Holding AG
       Bearer Shares                  2,572,894      0.74
       Operates a network of
       retail/service outlets
       throughout Switzerland,
       including local dry
       cleaners, auto body shops,
       opticians, interior
       decorators, travel agencies,
       restaurants, pharmacies and
       retailers.(1)
       (cost $1,405,702)
                                     ----------     -----
                                      3,999,943      1.15

Telecommunications -- 1.37%

21,300 Swisscom Ltd.
       Registered Shares            $ 4,786,793      1.37%
       Operates public
       telecommunication networks
       and offers network
       application services.(1)
       (cost $5,664,693)
                                     ----------     -----
                                      4,786,793      1.37

Transportation -- 0.21%

 1,500 Kuehne & Nagel International Ltd.
       The company operates sea         748,531      0.21
       freight, land and rail
       transportation businesses
       and warehousing and
       distribution facilities.(1)
       (cost $767,898)
                                     ----------     -----
                                        748,531      0.21

       Total Common Stocks
       (Cost $179,958,096)         $326,886,764     93.79%

       Other Assets in Excess
       of Liabilities                21,639,027      6.21
                                     ----------     -----

       Total Net Assets            $348,525,791    100.0%
                                   ============    ======



--------------------------------------------------------------------------------
1 Non-income producing security for the three month period ended March 31, 2001. 2 All or a portion of this security was on loan. The value of all securities loaned at March 31, 2001 amounted to $83,284,842.
3 One of the ten largest portfolio holdings.

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